Exhibit 99.1
SiTime Reports Third Quarter 2026 Financial Results
Q3 Net Revenue Increased 257% to $298.7 Million
SANTA CLARA, Calif., November 4, 2026 – SiTime Corporation, (Nasdaq: SITM), the Precision Timing company, today announced financial results for the third quarter ended September 30, 2026.
Net revenue in the third quarter of 2026 was $298.7 million, as compared to $83.6 million in the year ago quarter.
“With its rapid organic growth and the addition of TPD, SiTime is now operating at a new level of scale and financial performance,” said Rajesh Vashist, chairman and CEO of SiTime. “In Q3, growth was broad-based, demonstrating strength well beyond any single market. Simultaneously, core CED revenue grew 202% year over year as the AI infrastructure buildout continued to drive demand for differentiated timing. TPD integration has gone exceptionally well across our teams, customers and roadmap. We exited the quarter with an annualized revenue run rate above $1 billion and substantial opportunity still ahead.”
In the third quarter of 2026, GAAP gross profit was $154.1 million, or 51.6% of revenue, GAAP operating expenses were $145.8 million, GAAP income from operations was $8.3 million, and GAAP net income was $4.4 million, or $0.14 per diluted share.
In the third quarter of 2026, non-GAAP gross profit was $211.1 million, or 70.7% of revenue, non-GAAP operating expenses were $81.6 million, non-GAAP income from operations was $129.5 million and non-GAAP net income was $130.3 million, or $4.01 per diluted share.
Total cash, cash equivalents and short-term investments were $324.3 million on September 30, 2026.
SiTime plans to discuss its business outlook as part of today’s scheduled conference call.
SiTime also announced a three-for-one forward stock split of SiTime’s issued common stock to make stock ownership more accessible to employees and investors. The split will be effected through an amendment to SiTime’s Amended and Restated Certificate of Incorporation, which will result in a proportionate increase in the number of shares of authorized common stock. Each record holder of common stock as of the close of market on Thursday, December 3, 2026, will receive two additional shares of common stock for each one share of common stock owned, to be distributed after the close of market on Friday, December 4, 2026. Trading is expected to commence on a split-adjusted basis at market open on Monday, December 7, 2026.
Use of Non-GAAP Financial Information
This press release and its attachments include certain non-GAAP supplemental performance measures. The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP.
SiTime believes that the presentation of non-GAAP financial measures provides important supplemental information to management and investors regarding financial and business trends relating to SiTime’s financial condition and results of operations. SiTime believes that these non-GAAP financial measures provide additional insight into SiTime’s ongoing performance and core operational activities and has chosen to provide these measures for more consistent and meaningful comparison between periods. These measures should only be used to evaluate SiTime’s results of operations in conjunction with the corresponding GAAP measures. The non-GAAP financial measures exclude stock-based compensation expense, amortization of acquired intangibles, amortization of inventory step-up costs, amortization of financing related transaction costs, and acquisition-related expenses which include transaction and certain other cash costs associated with business acquisition as well as changes in the estimated fair value of earn out liabilities and accretion of acquisition consideration payable. The reconciliation between GAAP and non-GAAP financial results is provided in the financial statements portion of this release.
Inducement Plan Grants
SiTime granted restricted stock unit awards (“RSUs”) on November 2, 2026 that were approved by the Compensation and Talent Committee of its Board of Directors under SiTime’s Amended and Restated 2022 Inducement Award Plan, as a material inducement to the employment of 71 newly hired individuals globally. The RSUs were approved in accordance with Nasdaq Listing Rule 5635(c)(4). The inducement grants consisted of an aggregate of 47,976 RSUs. For these newly hired individuals, one-fourth of the RSUs will vest on the first February 20, May 20, August 20, or November 20, falling in the one-year anniversary quarter of the applicable vesting start date, and then 1/16th of the RSUs will vest in equal quarterly installments on each February 20, May 20, August 20, and November 20 thereafter, subject to each such employee’s continued service on each vesting date. The inducement grants are subject to the terms and conditions of award agreements covering the RSU grants and SiTime’s Amended and Restated 2022 Inducement Award Plan.
Conference Call
SiTime will broadcast the financial results for its third quarter of 2026 via conference call today, November 4, 2026, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). To join the conference call via phone, participants are required to complete the following registration form to receive a dial-in number and dedicated PIN for accessing the conference call. The conference call will also be available via a live audio webcast on the investor relations section of the SiTime website at investor.sitime.com. Please access the website at least a few minutes prior to the start of the call to download and install any necessary audio software. An archived webcast replay of the call will be available on the website.
About SiTime
SiTime is the Precision Timing company. Our people and products help engineers build the impossible. Customers trust SiTime solutions in more than 400 applications, including AI hardware, autonomous vehicles, low Earth orbit satellites and wearables. Built on decades of innovation, our oscillators, clocks, resonators and software deliver higher system performance, greater resilience and better reliability. For more information, visit www.sitime.com.
Forward-Looking Statements
This press release and the earnings call referencing this press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve risks, uncertainties, assumptions, and other factors that may cause actual results or outcomes to differ materially from those anticipated in such forward-looking statements. The risks, uncertainties, assumptions, and other factors include, but are not limited to our expectations and trends relating to the growth of our new products, our product differentiation and market acceptance of our products, and our ability to accurately forecast our future performance, business and growth. More information about these and other risks, uncertainties, and other factors that may cause actual outcomes and results to differ materially from those included in the forward-looking statements contained in this release are included under the caption “Risk Factors” and elsewhere in our most recent Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) and other filings SiTime makes with the SEC from time to time, including SiTime's Annual Report on Form 10-K that has been filed for the year ended December 31, 2025. The financial information set forth in this release reflects estimates based on information available at this time. While SiTime believes these estimates to be reasonable, these amounts could differ materially from reported amounts in SiTime’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2026 and SiTime’s other filings with the SEC. Forward-looking statements speak only as of the date the statements are made and are based on information available to SiTime at the time those statements are made and/or management's good faith belief as of that time with respect to future events. Except as required by law, SiTime undertakes no obligation, and does not intend, to update these forward-looking statements.

SiTime Corporation
Unaudited GAAP Condensed Consolidated Statements of Operations

	Three months ended
	September 30, 2026	June 30, 2026	September 30, 2025

	(in thousands, except per share data)
Revenue	$298,671	$157,432	$83,567
Cost of revenue	144,553	58,290	38,850
Gross profit	154,118	99,142	44,717
Operating expenses:
Research and development	62,412	36,117	30,009
Selling, general and administrative	62,085	46,301	30,603
Acquisition related costs	21,288	8,509	126
Total operating expenses	145,785	90,927	60,738
Income (loss) from operations	8,333	8,215	(16,021)
Interest income	1,487	12,545	8,275
Interest expense	(5,094)	(2,247)	—
Other expense, net	(199)	(317)	(157)
Income (loss) before income taxes	4,527	18,196	(7,903)
Income tax expense	(174)	(40)	(111)
Net income (loss)	$4,353	$18,156	$(8,014)
Net income (loss) attributable to common stockholders and comprehensive income (loss)	$4,353	$18,156	$(8,014)
Net income (loss) per share attributable to common stockholders, basic	$0.14	$0.69	$(0.31)
Net income (loss) per share attributable to common stockholders, diluted	$0.14	$0.66	$(0.31)
Weighted-average shares used to compute basic net income (loss) per share	30,134	26,450	26,048
Weighted-average shares used to compute diluted net income (loss) per share	31,170	27,490	26,048

SiTime Corporation
Unaudited GAAP Condensed Consolidated Statements of Operations

	Nine Months Ended
	September 30, 2026	September 30, 2025

	(in thousands, except per share data)
Revenue	$569,670	$213,375
Cost of revenue	249,455	102,270
Gross profit	320,215	111,105
Operating expenses:
Research and development	131,266	90,598
Selling, general and administrative	147,322	85,689
Acquisition related costs	37,417	3,560
Total operating expenses	316,005	179,847
Income (loss) from operations	4,210	(68,742)
Interest income	21,342	16,832
Interest expense	(7,341)	—
Other (expense) income, net	(691)	53
Income (loss) before income taxes	17,520	(51,857)
Income tax expense	(228)	(213)
Net income (loss)	$17,292	$(52,070)
Net income (loss) attributable to common stockholders and comprehensive income (loss)	$17,292	$(52,070)
Net income (loss) per share attributable to common stockholders, basic	$0.63	$(2.12)
Net income (loss) per share attributable to common stockholders, diluted	$0.60	$(2.12)
Weighted-average shares used to compute basic net income (loss) per share	27,656	24,551
Weighted-average shares used to compute diluted net income (loss) per share	28,636	24,551

SiTime Corporation
Unaudited Reconciliation of Non-GAAP Adjustments

	Three months ended
	September 30, 2026	June 30, 2026	September 30, 2025
	(in thousands, except per share data)
Reconciliation of GAAP gross profit and margin to non-GAAP
Revenue	$298,671	$157,432	$83,567
GAAP gross profit	154,118	99,142	44,717
GAAP gross margin	51.6%	63.0%	53.5%
Amortization of acquired intangibles	53,239	5,744	3,573
Amortization of inventory step-up costs	3,020	—	—
Stock-based compensation	679	699	831
Non-GAAP gross profit	$211,056	$105,585	$49,121
Non-GAAP gross margin	70.7%	67.1%	58.8%

Reconciliation of GAAP operating expenses to non-GAAP
GAAP research and development expenses	$62,412	$36,117	$30,009
Stock-based compensation	(13,788)	(10,501)	(11,485)
Non-GAAP research and development expenses	$48,624	$25,616	$18,524

GAAP selling, general and administrative expenses	$62,085	$46,301	$30,603
Amortization of acquired intangibles	(8,580)	—	—
Stock-based compensation	(20,554)	(19,793)	(15,441)
Non-GAAP selling, general and administrative expenses	$32,951	$26,508	$15,162

GAAP acquisition related costs	$21,288	$8,509	$126
Acquisition related costs	(21,288)	(8,509)	(126)
Non-GAAP acquisition related costs	$—	$—	$—
Total Non-GAAP operating expenses	$81,575	$52,124	$33,686

Reconciliation of GAAP income (loss) from operations to non-GAAP income from operations
GAAP income (loss) from operations	$8,333	$8,215	$(16,021)
Acquisition related costs	21,288	8,509	126
Amortization of acquired intangibles	61,819	5,744	3,573
Amortization of inventory step-up costs	3,020	—	—
Stock-based compensation	35,021	30,993	27,757
Non-GAAP income from operations	$129,481	$53,461	$15,435
Non-GAAP income from operations as a percentage of revenue	43.4%	34.0%	18.5%

Reconciliation of GAAP net income (loss) to non-GAAP net income
GAAP net income (loss)	$4,353	$18,156	$(8,014)
Acquisition related costs	21,288	8,509	126
Amortization of financing related transaction costs	4,776	2,247	—
Amortization of acquired intangibles	61,819	5,744	3,573
Amortization of inventory step-up costs	3,020	—	—
Stock-based compensation	35,021	30,993	27,757
Non-GAAP net income	$130,277	$65,649	$23,442
Weighted-average shares used to compute diluted net income per share (1)	32,468	28,061	26,938

GAAP net income (loss) per share diluted	$0.14	$0.66	$(0.31)

Non-GAAP adjustments detailed above	3.87	1.68	1.18
Non-GAAP net income per share diluted	$4.01	$2.34	$0.87
(1) Non-GAAP diluted weighted average shares are calculated using the treasury stock method and differ from GAAP diluted weighted average shares in certain periods due to non-GAAP net income reported.

SiTime Corporation
Unaudited Reconciliation of Non-GAAP Adjustments

	Nine Months Ended
	September 30, 2026	September 30, 2025
	(in thousands, except per share data)
Reconciliation of GAAP gross profit and margin to non-GAAP
Revenue	$569,670	$213,375
GAAP gross profit	320,215	111,105
GAAP gross margin	56.2%	52.1%
Amortization of acquired intangibles	64,728	10,718
Amortization of inventory step-up costs	3,020	—
Stock-based compensation	1,968	2,357
Non-GAAP gross profit	$389,931	$124,180
Non-GAAP gross margin	68.4%	58.2%

Reconciliation of GAAP operating expenses to non-GAAP
GAAP research and development expenses	$131,266	$90,598
Stock-based compensation	(35,516)	(33,210)
Non-GAAP research and development expenses	$95,750	$57,388

GAAP selling, general and administrative expenses	$147,322	$85,689
Amortization of acquired intangibles	(8,580)	—
Stock-based compensation	(59,329)	(43,561)
Non-GAAP selling, general and administrative expenses	$79,413	$42,128

GAAP acquisition related costs	$37,417	$3,560
Acquisition related costs	(37,417)	(3,560)
Non-GAAP acquisition related costs	$—	$—
Total Non-GAAP operating expenses	$175,163	$99,516

Reconciliation of GAAP income (loss) from operations to non-GAAP income from operations
GAAP income (loss) from operations	$4,210	$(68,742)
Amortization of acquired intangibles	73,308	10,718
Acquisition related costs	37,417	3,560
Amortization of inventory step-up costs	3,020	—
Stock-based compensation	96,813	79,128
Non-GAAP income from operations	$214,768	$24,664
Non-GAAP income from operations as a percentage of revenue	37.7%	11.6%

Reconciliation of GAAP net income (loss) to non-GAAP net income
GAAP net income (loss)	$17,292	$(52,070)
Amortization of acquired intangibles	73,308	10,718
Acquisition related costs	37,417	3,560
Amortization of financing related transaction costs	7,023	—
Amortization of inventory step-up costs	3,020	—
Stock-based compensation	96,813	79,128
Non-GAAP net income	$234,873	$41,336
Weighted-average shares used to compute diluted net income per share (1)	29,264	25,390

GAAP net income (loss) per share diluted	$0.60	$(2.12)
Non-GAAP adjustments detailed above	7.43	3.75
Non-GAAP net income per share diluted	$8.03	$1.63

(1) Non-GAAP diluted weighted average shares are calculated using the treasury stock method and differ from GAAP diluted weighted average shares in certain periods due to non-GAAP net income reported.

SiTime Corporation
Unaudited GAAP Condensed Consolidated Balance Sheets

	As of
	September 30, 2026	December 31, 2025

	(in thousands)
Assets:
Current assets:
Cash and cash equivalents	$324,350	$16,759
Short-term investments in held-to-maturity securities	—	791,648
Accounts receivable, net	202,880	45,040
Inventories	111,356	81,557
Prepaid expenses and other current assets	19,222	14,275
Total current assets	657,808	949,279
Property and equipment, net	124,533	105,114
Intangible assets, net	2,156,770	147,366
Right-of-use assets, net	14,241	4,089
Goodwill	1,999,072	87,098
Other assets	28,094	1,753
Total assets	$4,980,518	$1,294,699
Liabilities and Stockholders' Equity:
Current liabilities:
Accounts payable	$34,066	$21,327
Accrued expenses and other current liabilities	84,323	62,678
Total current liabilities	118,389	84,005
Convertible senior notes, net	1,319,137	—
Other non-current liabilities	49,676	54,512
Total liabilities	1,487,202	138,517
Commitments and contingencies
Stockholders’ equity:
Common stock	3	3
Additional paid-in capital	3,700,925	1,381,083
Accumulated deficit	(207,612)	(224,904)
Total stockholders’ equity	3,493,316	1,156,182
Total liabilities and stockholders’ equity	$4,980,518	$1,294,699
Investor Relations Contacts:
Shelton Group
Leanne Sievers | Brett Perry
sitm-ir@sheltongroup.com
SiTime Corporation
Beth Howe
Chief Financial Officer
investor.relations@sitime.com